Exhibit 3.1            Articles of Incorporation as amended

                               STATE of WASHINGTON

                               SECRETARY of STATE

I, SAM REED, Secretary of State of the State Washington and custodian of its seal,

hereby  issue  this

                          CERTIFICATE OF INCORPORATION

                                       to

                              GOLD PICK MINES, INC.


A Washington Profit Corporation. Articles of Incorporation were filed for record in this office on the date indicated below




UBI  Number:  602  222  527                               Date:  July  26,  2002





                                   Given under my hand and the Seal of the State Of Washington at Olympia , the State Capital



[SEAL]

                                   /s/  Sam  Reed
                                   ------------------------------------------
                                   Sam  Reed,  Secretary  of  State


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STATE  OF  WASHINGTON                                     APPLICATION TO FORM A
SECRETARY  OF  STATE                                       PROFIT CORPORATION
                                                        (Per Chapter 23B.02 RCW)
                                                                FEE:  $175
                                      FILED
                               SECRETARY OF STATE
                                  JUL 26 2002
                              STATE OF WASHINGTON

-    Please PRINT or TYPE in black ink
-    Sign, date and return original AND ONE COPY to:

                                        EXPEDITED (24-HOUR) SERVICE AVAILABLE
                                        $20  PER  ENTITY,  INCLUDE  FEE  AND
                                     WRITE "EXPEDITE" IN BOLD LETTERS ON OUTSIDE
                                                    OF  ENVELOPE
     CORPORATIONS DIVISION
     801 CAPITOL WAY SOUTH - PO BOX 40234
     OLYMPIA, WA 98504 98504-0234
                                          For Office Use Only        602 222 527
                                          FILED:     /     /     UBI:
                                          CORPORATION NUMBER:

-    BE SURE TO INCLUDE FILING FEE. Checks
     should be made payable to "Secretary of State"

IMPORTANT! Person to contact about this filing        Daytime Phone Number (with
                                                      area code)
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                            ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
NAME OF CORPORATION (Must contain "Corporation" Incorporated or "Limited" or the abbreviation "Corp" "Inc." "Co" or "Ltd")

Gold  Pick  Mines,  Inc.

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NUMBER  OF  SHARES  THE  CORPORATION  IS AUTHORIZED TO ISSUE (Minimum of one (1)
share  must  be  listed)     99,000,000  at  $0.001

--------------------------------------------------------------------------------
CLASS  OF  SHARES  (If  "preferred" class is checked, please attach description)
[X] COMMON      [_] PREFERRED

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                        EFFECTIVE DATE OF INCORPORATION
      (Specified effective date may be up to 90 days AFTER receipt of the document by the Secretary of State)
[_] Specified date:________________   [X] Upon filing be the Secretary of State

--------------------------------------------------------------------------------
   >>>PLEASE ATTACH ANY OTHER PROVISIONS THE CORPORATION ELECTS TO INCLUDE<<<
--------------------------------------------------------------------------------

NAME AND ADDRESS OF WASHINGTON STATE REGISTERED AGENT

Name  LexisNexis Document Solutions Inc.
      --------------------------------------------------------------------------

Street Address (Required) 1780 Barnes Blvd, SW, Bldg G  City  Tumwater  State WA
                          ----------------------------        --------        --
Zip 98512
    -----

PO Box (Optional - must be in same city as street address)_______________ Zip (if different than street ZIP)_________________

I consent to serve as Registered Agent in the State of Washington for the above named corporation. I understand it will be my responsibility to accept Service of Process on behalf of the corporation; to forward mail to the corporation; and to immediately notify the Office of the Secretary of State if I resign or change the Registered Office Address.

/S/Kimberly L. Sharpe       Kimberly L. Sharpe, Asst. Scty.     07/25/2002
-----------------------     -------------------------------     ----------
    Signature of Agent               Printed Name               Date

--------------------------------------------------------------------------------
   NAMES AND ADDRESS OF EACH INCORPORATOR (If necessary, attach additional names and addresses)

Name  LexisNexis Document Solutions Inc.
    ----------------------------------------------------------------------------

Address  30 Old Rudnick Lane  City  Dover  State  DE  Zip  19901
       ---------------------        -----         --       -----

Name____________________________________________________________________________

Address____________________City_______________State_____Zip_____________________

Name____________________________________________________________________________

Address____________________City_______________State_____Zip_____________________

________________________________________________________________________________
SIGNATURE OF INCORPORATOR

THIS DOCUMENT IS HEREBY EXECUTED UNDER PENALTIES OF PERJURY, AND IS , TO THE BEST OF MY KNOWLEDGE, TRUE AND CORRECT.

/S/Kimberly L. Sharpe       Kimberly L. Sharpe,     Asst. Scty.     07/25/2002
--------------------------------------------------------------------------------
Signature of Incorporator     Printed Name            Title            Date

   CORPORATIONS INFORMATION AND ASSISTANCE - 360/753-7115 (TDD - 360/753-1485)



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STATE  OF  WASHINGTON                                  ARTICLES  OF  AMENDMENT
SECRETARY  OF  STATE                                          WASHINGTON
                                                           PROFIT CORPORATION
                                                        (Per Chapter 23B.10 RCW)
                                                                FEE:  $30

                          EXPEDITED (24-HOUR) SERVICE AVAILABLE - $20 PER ENTITY
                             INCLUDE FEE AND WRITE "EXPEDITE" IN BOLD LETTERS
                                         ON OUTSIDE OF ENVELOPE

-    Please PRINT or TYPE in black ink
-    Sign, date and return original AND ONE COPY to:

     CORPORATIONS DIVISION
     801 CAPITOL WAY SOUTH - PO BOX 40234
     OLYMPIA, WA 98504-0234

-    BE SURE TO INCLUDE FILING FEE. Checks
     Should be made payable to "Secretary of State"

                                      FILED
                                  SEP 30 2002
                               SECRETARY OF STATE
                              STATE OF WASHINGTON
                                                             For Office Use Only
                                                             FILED:    /    /

--------------------------------------------------------------------------------
IMPORTANT! Person to contact about this filing Joel Seidner

Daytime Phone Number (with area code) (713) 461-2627 ext. 210
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                     AMENDMENT TO ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
NAME OF CORPORATION (As currently recorded with the Office of the Secretary of State) GOLD PICK MINES, INC.

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UBI  NUMBER  602 222 527
--------------------------------------------------------------------------------
CORPORATION NUMBER (if known) 2988 0952

AMEMDMENTS TO ARTICLES OF INCORPORATION WERE ADOPTED ON Date: September 9, 2002
                                                             ------------------
--------------------------------------------------------------------------------

EFFECTIVE  DATE  OF ARTICLES OF AMENDMENT
(Specified effective date may be up to 30 days AFTER receipt of the document by the Secretary of State) [_] Specified Date:_________________ [X] Upon filing by the Secretary of State

ARTICLES OF AMENDMENT WERE ADOPTED BY (Please check ONE of the following)
[_] Incorporators.  Shareholders  action  was  not  required
[X] Board  of  Directors.  Shareholders  action  was  not  required
[_] Duly  approved  shareholder  action  in  accordance  with Chapter 23B.10 RCW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           AMENDMENTS TO THE ARTICLES OF INCORPORATION ARE AS FOLLOWS
  If amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment must be included. If necessary, attach additional amendments or information.

The following amendments are added to the Articles of Incorporation:


Article  101
No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.


Article  102
The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.



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SIGNATURE  OF  OFFICER

THIS DOCUMENT IS HERBY EXECUTED UNDER PENALTIES OF PERJURY, AND IS, TO THE BEST OF MY KNOWLEDGE, TRUE AND CORRECT.

/S/ Michael Kirsh               Michael  Kirsh               09/26/02
--------------------------------------------------------------------------------
Signature  of  Officer          Printed  Name                  Date


         INFORMATION AND ASSISTANCE - 360/753-7115 (TDD - 360/753-1485)


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